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                                                                    EXHIBIT 32.1

              CERTIFICATION OF JERRY MEERKATZ AS THE CORPORATION'S
        PRESIDENT AND CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Infowave Software Inc. (the "Company") on Form 10-K for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jerry Meerkatz, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The report fully complies with the requirements of the Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.



/s/ Jerry Meerkatz
--------------------------------
Jerry Meerkatz
President and Chief Executive Officer
March 30, 2004